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                            Exhibit B                           Page 1 of 1

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the corporations executing this instrument hereby constitutes and appoints Laurentian Capital Corporation ("Laurentian Capital") as its true and lawful attorney-in-fact and agent for it and in its name, place and stead and on its behalf, to prepare and execute Schedules 13D or 13G or any other filing or any amendments thereto under the United States Securities and Exchange Act of 1934, in such form as may be required by the Securities and Exchange Commission, reporting the beneficial ownership of equity securities of any corporation of which 5% or more is held by Laurentian Capital or any affiliate of Laurentian Capital, and to file the same with all required exhibits thereto and other documents in connection therewith the Securities and Exchange Commission, and hereby grants to said attorney-in-fact full power and authority to do, take, and perform all and every act and thing contemplated hereunder, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof; and each of the undersigned agrees that each statement so filed pursuant to this instrument is filed on its behalf. The rights, powers, and authority shall remain in full force and effect until terminated in writing, by an authorized representative of said corporation.

                         THE LAURENTIAN MUTUAL MANAGEMENT
                         CORPORATION

Date:   Aug 27/91        By:     /s/ Pierre Rousseau

                         Title:  Vice-President, Legal Affairs


                         THE LAURENTIAN LIFE AND HEALTH CORPORATION

Date:   Aug 27/91        By:     /s/ Pierre Rousseau

                         Title:  Vice-President, Legal Affairs


                         THE LAURENTIAN GROUP CORPORATION

Date:   Aug 19/91        By:     /s/ Etienne Dubreuil

                         Title:    Vice-President, Legal Affairs &
                                   Secretary


                         LAURENTIAN FINANCIAL INC.

Date:   Aug 27/91        By:     /s/ Pierre Rousseau

                         Title:    Vice-President, Legal Affairs -
                                   Corporate


                         THE IMPERIAL LIFE ASSURANCE COMPANY OF
                         CANADA

Date:   Aug 20/91        By: /s/ E. Harold Wykes

                         Title:  Vice-President and Secretary
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